สัญญาซื้อขายที่ดินฉบับที่ 5

ระหว่าง กับ บริษัท อบีน่า จำกัด โดย นางมณีจันทร์ คอร์ กรรมการผู้จัดการ สำนักงานตั้งอยู่ที่ 333 หมู่ที่ 6 ตำบลเวียง อำเภอเชียงแสน จังหวัดเชียงราย กับ นางกรรณพร พงศ์ไพโรจน์ อยู่บ้านเลขที่ 12/12 ถนนสาทรเหนือ แขวงสีลม เขตบางรัก กรุงเทพมหานคร เป็นผู้ถือกรรมสิทธิ์ในที่ดิน 2 ผืน และตัวแทนที่ได้รับมอบหมายให้ทำสัญญาซื้อขายที่ดินและรับเงิน ในนามของเจ้าของที่ดินอีก 21 โฉนดที่ดินรวม 23 โฉนด รายละเอียดตาม 23 โฉนดที่ดินที่แนบมากับข้อตกลงฉบับนี้และเป็นส่วนหนึ่งของข้อตกลงฉบับนี้เรียกว่า "ผู้ขาย"

การแก้ไขครั้งที่ 4 วันที่ 15 ธันวาคม 2561 จากสัญญาซื้อขายที่ดินฉบับที่ 4 ที่ได้รับการตกลงเงื่อนไขการชำระเงินงวดที่ 2 และงวดสุดท้าย วันที่ 15 ธันวาคม 2562 ทางผู้ซื้อและผู้ขาย ได้มีการเลื่อนระยะเวลาชำระเงินออกไป

ทั้งสองฝ่ายได้ตกลงกันแล้วที่จะเลื่อนการชำระเงินไปเป็นวันที่ 15 ธันวาคม 2563

ลงชื่อ____________________ผู้จะซื้อ

(บริษัท อบีน่า จำกัด โดย นางมณีจันทร์ คอร์ กรรมการผู้จัดการ)

ลงชื่อ____________________ผู้จะขาย

(นางกรรณพร พงศ์ไพโรจน์ ตัวแทนรับมอบอำนาจของเจ้าของกรรมสิทธิ์)

ลงชื่อ____________________พยาน

(Mr.Khor Poh Kiang)

ลงชื่อ____________________พยาน

(นางสาวนพสรัญ พงศ์ไพโรจน์)

Reg. No. /ทะเบียนเลขที่ 1683/2543
Commission Expires/ทะเบียนหมดอายุ
Date/วันที่ 24/08/2020